CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2 UNDER

THE SECURITIES EXCHANGE ACT OF 1934.

February 21, 2006

Christie/AIX, Inc.

Attn:	A. Dale Mayo, CEO

55 Madison Avenue, Suite 300

Morristown, NJ 07960

Re:	Amended Exhibit A to Supply Agreement

Dear Bud:

As you know, Christie Digital Systems USA, Inc. (“Christie”) and Christie/AIX, Inc. (“Christie/AIX”) are parties to an Amended and Restated Supply Agreement dated as of September 30, 2005 (the “Supply Agreement”).

A.           Christie and Christie/AIX agree that Exhibit A to the Supply Agreement is hereby amended to read in its entirety as follows:

EXHIBIT A

PRICING

The purchase price for Digital Systems supplied by Christie to Christie/AIX shall be as follows:

1.	Digital Cinema Projection Systems:
First ***	$	***
Next ***	$	***
Pricing for the Additional Systems will be $ *** for Digital Cinema
Projection Systems for large screens and $ *** for Digital Cinema

Projection Systems for small screens, as specified at the time of order

2.	Central Servers

The purchase price shall be equal to the sum of:

(a)	***
(b)	a Theater Command Center software license fee of $*** per screen for each screen in the cineplex location where such Central Server is installed.

_________________________

***	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

CONFIDENTIAL TREATMENT REQUESTED BY ACCESS INTEGRATED TECHNOLOGIES, INC. OF CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2 UNDER

THE SECURITIES EXCHANGE ACT OF 1934.

3.	Watermarking

In connection with the watermarking software to be incorporated in Digital Cinema Projection Systems supplied by Christie to Christie/AIX, Christie/AIX will pay to Christie, in addition to the purchase price provided for in Section 1 above, an incremental purchase price amount of $   ***    for (a) each Digital Cinema Projection System supplied by Christie to Christie/AIX with such watermarking software installed, such amount to be paid when the purchase price for such Digital Cinema Projection System is due, and (b) each Digital Cinema Projection System supplied by Christie to Christie/AIX without such watermarking software installed and subsequently upgraded by installing such watermarking software to such Digital Cinema Projection System, such amount to be paid within thirty (30) days after the date of invoice following completion of such upgrade.

B.           Except as set forth in this letter, the Supply Agreement shall remain in full force and effect, without other modification or amendment.

If the above accurately sets forth our mutual agreement, please sign and return a copy of this letter. On the execution and return of a copy of this letter to Christie, Exhibit A to the Supply Agreement will be amended as set forth above.

Sincerely yours,

Christie Digital Systems USA, Inc.

/s/ John M. Kline

By: John M. Kline, President/CEO

ACCEPTED AND AGREED:

Christie/AIX, Inc.

/s/ A. Dale Mayo

By: A. Dale Mayo, CEO

_________________________

***	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.